 Exhibit 99

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report of Teltone Corporation (the “Company”) on Form 10-KSB for the fiscal year ended June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Debra L. Griffith, Director, President and Chief Executive Officer and Acting Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934;

  and

  The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ Debra L. Griffith
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Debra L. Griffith
Director, President and Chief Executive Officer and
Acting Chief Financial Officer

Date: September 11, 2002